UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2012

NORTHERN ILLINOIS GAS COMPANY (doing business as NICOR GAS COMPANY)
(Exact name of registrant as specified in its charter)

Illinois	1-7296	36-2863847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1844 Ferry Road Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 983-8888
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2012, Northern Illinois Gas Company (the “Company”) announced the resignation of Mr. Ralph Cleveland, President of the Company.  Mr. Cleveland’s resignation will be effective as of June 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN ILLINOIS GAS COMPANY
(Registrant)
Date: May 30, 2012	/s/ Paul R. Shlanta
Paul R. Shlanta Executive Vice President and General Counsel